                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-6364

                    Van Kampen Ohio Quality Municipal Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report to Shareholders


       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

-------------------------------
NYSE Ticker Symbol - VOQ
-------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                    14.65%
-----------------------------------------------------------------------
One-year total return(1)                                     18.87%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      7.05%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.55%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  8.43%
-----------------------------------------------------------------------
Commencement date                                          09/27/91
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      5.64%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                  9.93%
-----------------------------------------------------------------------
Preferred share rate(4)                                       0.99%
-----------------------------------------------------------------------
Net asset value                                              $17.22
-----------------------------------------------------------------------
Closing common share market price                            $18.62
-----------------------------------------------------------------------
Six-month high common share market price (04/30/03)          $18.62
-----------------------------------------------------------------------
Six-month low common share market price (12/11/02)           $16.55
-----------------------------------------------------------------------

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 43.2% combined federal and state income tax rate effective for the calendar year 2003, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  64.4%
AA/Aa.............................   9.5%
A/A...............................  11.4%
BBB/Baa...........................   5.2%
Non-Rated.........................   9.5%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
Public Education..................  22.4%
General Purpose...................  19.9%
Health Care.......................  10.5%
Single-Family Housing.............   7.3%
Retail Electric/Gas/Telephone.....   6.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--April 1993 through April 2003)
[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
4/93                                                                     $16.9000                           $16.8750
6/93                                                                     $17.0500                           $16.7500
                                                                         $17.7200                           $17.3750
                                                                         $17.6300                           $16.8750
                                                                         $16.1300                           $15.5000
6/94                                                                     $16.0600                           $15.8750
                                                                         $15.6700                           $15.5000
                                                                         $14.9800                           $14.6250
                                                                         $16.2300                           $15.7500
6/95                                                                     $16.4100                           $16.0000
                                                                         $16.7000                           $15.7500
                                                                         $17.2800                           $16.5000
                                                                         $16.7000                           $17.2500
6/96                                                                     $16.5800                           $16.7500
                                                                         $16.7600                           $16.6250
                                                                         $17.0600                           $17.0000
                                                                         $16.7200                           $16.8750
6/97                                                                     $17.0800                           $17.5000
                                                                         $17.3600                           $17.4375
                                                                         $17.5100                           $18.7500
                                                                         $17.4600                           $18.5000
6/98                                                                     $17.4400                           $18.5000
                                                                         $17.6800                           $18.8125
                                                                         $17.4000                           $19.1250
                                                                         $17.2200                           $18.6250
6/99                                                                     $16.6400                           $18.3125
                                                                         $16.2800                           $17.2500
                                                                         $15.7800                           $14.7500
                                                                         $15.9500                           $14.8750
6/00                                                                     $15.9000                           $15.0000
                                                                         $16.1300                           $15.3125
                                                                         $16.4100                           $14.6875
                                                                         $16.5900                           $15.1500
6/01                                                                     $16.3500                           $15.4800
                                                                         $16.7000                           $16.0000
                                                                         $16.2200                           $16.2600
                                                                         $16.1100                           $16.4700
6/02                                                                     $16.6400                           $17.9100
                                                                         $17.5900                           $18.1600
                                                                         $17.0200                           $17.3000
                                                                         $17.0400                           $18.0900
4/03                                                                     $17.2200                           $18.6200

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive to risk-averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, many municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion where performance was largely driven by buying activity among institutional investors drawn by the bonds' attractive total return potential.

    The Ohio economy was quite sluggish during the period. The state's employment levels remained stagnant during the period, with no real sign of improvement. The state entered fiscal 2003 with a projected deficit of $1.15 billion, which it closed largely through a cigarette tax as well as service cuts and other tax measures. Ohio faces an even larger projected deficit of $4 billion for fiscal 2004, though Governor Taft's proposed budget appears to go some way toward adjusting structural problems with the state's economy to address that shortfall. The major ratings agencies responded to the state's malaise by giving its general obligation bonds a negative rating outlook for the near future.

    The trust's monthly dividend of $0.0875 per share translated to a distribution rate of 5.64 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 9.93 percent on a taxable investment (for an investor in the 43.20 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended April 30, 2003, the trust produced a total return of 14.65 percent based on common share market price. By comparison, the Lehman Brothers Ohio Municipal Bond Index posted a total return of 3.88 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Ohio Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   The low level of interest rates had
significant implications for our management of the trust. Many of the bonds in the portfolio were issued years ago when interest rates were substantially higher. As these issues reached their call dates, many issuers chose to call the bonds in order to reissue them at lower interest rates. The portfolio was strongly affected by this activity.

    As bonds were called away, we attempted to put the cash to work without unduly extending the fund's duration. This was especially important given the low level of interest rates, which our analysis indicated were likely to rise. As a result, we purchased premium bonds with maturities of between 15 and 20 years and a shorter call date. Our quantitative analysis showed that this segment of the yield curve offered a favorable combination of total return potential and downside protection. The yield of these bonds is competitive, corresponding to their 15-to 20-year maturity dates, yet their interest rate volatility is more closely related to the 10-year call feature. One effect of this bond call and reinvestment activity was a shift in the trust's sector allocations. Given our negative outlook for state and local budgets, we tended to favor high-quality issues. Thus, our allocation to the general purpose sector rose 7.5 percent, while bond call activity reduced our allocation to public building by 7.0 percent and industrial revenue by 3.9 percent.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          MUNICIPAL BONDS  144.0%
          OHIO  126.5%
$1,650    Akron, OH Rev & Impt Var Purp (MBIA Insd)... 5.250%   12/01/17  $  1,824,603
 1,720    Akron, OH Rev & Impt Var Purp (MBIA Insd)... 5.250    12/01/18     1,889,024
 1,000    Akron, OH Rev & Impt Var Purp (MBIA Insd)... 5.250    12/01/19     1,089,950
   500    Athens Cnty, OH Cmnty Mental Hlth Rev West
          Cent Proj Ser 1 (LOC--Bank One)............. 6.900    06/01/10       501,365
 1,435    Avon Lake, OH City Sch Dist Cap Apprec (FGIC
          Insd).......................................   *      12/01/11     1,045,885
 1,000    Brookville, OH Loc Sch Dist (FSA Insd)...... 5.250    12/01/22     1,076,980
 1,025    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev Port Cleveland Bd Fd Ser B.............. 6.500    11/15/14     1,038,345
 1,500    Columbus, OH Tax Increment Fin Rev Easton
          Proj (AMBAC Insd)........................... 5.300    12/01/19     1,627,995
 3,250    Columbus, OH Tax Increment Fin Rev Easton
          Proj (AMBAC Insd) (a)....................... 4.875    12/01/24     3,310,287
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
          Hall........................................ 7.300    11/15/23     1,014,160
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Mtg
          Menorah Pk Ctr Wiggins Proj................. 6.800    02/15/35     1,002,590
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................ 7.500    01/01/30     1,109,430
 1,000    Dublin, OH City Sch Dist Constr & Impt...... 5.000    12/01/16     1,078,440
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd)............................   *      12/01/12     1,128,709
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd)............................   *      12/01/14     1,024,660
 2,500    Erie Cnty, OH Hosp Fac Rev Firelands Regl
          Med Ctr Ser A............................... 5.625    08/15/32     2,560,600
 1,680    Fairfield, OH City Sch Dist Cap Apprec Sch
          Impt Rfdg (FGIC Insd).......................   *      12/01/12     1,166,911
   500    Finneytown, OH Loc Sch Dist (FGIC Insd)..... 6.200    12/01/17       623,490
 1,000    Franklin Cnty, OH Hlthcare Fac Rev OH
          Presbyterian Ser A.......................... 7.125    07/01/29     1,070,780
 1,000    Gateway Econ Dev Corp Gtr Cleveland OH
          Stadium Rev................................. 6.500    09/15/14     1,024,640

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          OHIO (CONTINUED)
$1,555    Greene Cnty, OH Swr Sys Rev Govtl Enterprise
          (AMBAC Insd)................................ 5.625%   12/01/25  $  1,716,860
 5,000    Hamilton Cnty, OH Sales Tax Sub Ser B Cap
          Apprec (AMBAC Insd).........................   *      12/01/23     1,887,000
 1,110    Hancock Cnty, OH Cnty Fac Impt (MBIA Insd)
          (b)......................................... 6.000    12/01/26     1,253,445
   670    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd).......................................   *      12/01/14       422,475
 1,200    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd)....................................... 5.500    12/01/27     1,303,812
 2,000    Hilliard, OH Sch Dist Cap Apprec Sch Impt
          (FGIC Insd).................................   *      12/01/18     1,013,360
   500    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/14       315,280
   610    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/15       365,103
   745    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/17       399,402
 1,250    London, OH City Sch Dist Sch Fac Constr &
          Impt (FGIC Insd)............................ 5.500    12/01/16     1,404,887
 1,000    Lorain Cnty, OH Hosp Rev Catholic
          Hlthcare.................................... 5.375    10/01/30     1,018,450
   500    Lorain Cnty, OH Hosp Rev Catholic Hlthcare
          Ser A Impt & Rfdg........................... 5.250    10/01/33       506,990
 1,500    Lorain Cnty, OH Hosp Rev Mtg Elyria United
          Methodist Ser C Rfdg........................ 6.875    06/01/22     1,556,700
 1,870    Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
          Inc Proj (Escrowed to Maturity)............. 6.500    11/15/12     1,918,358
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Sunset
          Retirement Ser A Rfdg....................... 6.375    08/15/15     1,083,600
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig
          Group Ser A................................. 6.000    11/15/32     1,038,350
   955    Marysville, OH Exmp Vlg Sch Dist Cap Apprec
          Sch Impt (AMBAC Insd).......................   *      12/01/16       542,220
 1,590    Massillon, OH City Sch Dist Var Purp Impt
          (MBIA Insd)................................. 5.250    12/01/17     1,758,254
 1,000    Middleburg Heights, OH Southwest Genl Hlth
          Cent (FSA Insd)............................. 5.625    08/15/15     1,124,430
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp
          & Med Cent Rfdg (Prerefunded @ 12/01/09).... 5.600    12/01/11     1,168,100

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          OHIO (CONTINUED)
$2,650    Montgomery Cnty, OH Wtr Rev Sys Gtr Moraine
          Beaver Rfdg (AMBAC Insd).................... 5.375%   11/15/15  $  2,984,774
   945    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (GNMA Collateralized)....................... 5.250    09/01/30       969,211
 5,550    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Escrowed to Maturity) (FGIC Insd)..........   *      01/15/15     3,364,854
 5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 07/15/14) (FGIC Insd)........   *      01/15/15     3,492,391
 3,065    Ohio Muni Elec Generation Agy Jt Venture 5
          Ctf Ben Int (MBIA Insd).....................   *      02/15/27       963,636
 2,040    Ohio Muni Elec Generation Agy Jt Venture 5
          Ctf Ben Int (MBIA Insd).....................   *      02/15/28       608,124
 1,150    Ohio St Dept of Tran Ctf Part Panhandle Rail
          Line Proj (FSA Insd)........................ 6.500    04/15/12     1,166,434
   645    Ohio St Econ Dev Rev OH Enterprise Bd Fd Ser
          9........................................... 7.625    12/01/11       653,366
 1,300    Ohio St Higher Ed Fac Commn Higher Ed Fac
          Univ Dayton Proj (AMBAC Insd)............... 5.500    12/01/30     1,412,775
 2,535    Ohio St Mental Hlth Cap Fac Ser II A (MBIA
          Insd)....................................... 5.250    06/01/16     2,797,702
 1,000    Ohio St Univ Gen Rcpt Ser A................. 5.125    12/01/31     1,036,130
 1,300    Ohio St Wtr Dev Auth Rev Wtr Dev Fresh Wtr
          Impt........................................ 5.375    12/01/21     1,413,828
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...........................   *      12/01/10       394,552
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...........................   *      12/01/11       375,353
 1,415    Ottawa & Glandorf OH Loc Sch Fac Constr &
          Impt (MBIA Insd)............................ 5.375    12/01/18     1,572,773
 1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg......... 6.750    06/01/17       983,890
 1,820    Summit Cnty, OH (b)......................... 5.250    12/01/22     1,960,104
 1,395    Summit Cnty, OH (b)......................... 5.250    12/01/23     1,495,049
 1,850    Tipp City, OH Exmp Vlg Sch Dist Sch Fac
          Constr & Impt (FGIC Insd)................... 5.500    12/01/15     2,082,897
 2,615    Toledo, OH Cap Impt Rfdg (MBIA Insd)........ 5.125    12/01/14     2,917,372
 1,310    Toledo-Lucas Cnty, OH Port Auth Northwest OH
          Bd Fd Ser D................................. 6.900    11/15/20     1,342,095
 1,650    Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
          Cargill Inc Proj Rfdg (c)................... 7.250    03/01/22     1,694,501
 1,000    University Cincinnati OH Gen Ser A (FGIC
          Insd)....................................... 5.000    06/01/20     1,054,080
 2,300    University Cincinnati OH Gen Ser F.......... 5.375    06/01/16     2,562,039

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          OHIO (CONTINUED)
$1,140    West Chester Twp OH Rfdg (AMBAC Insd)....... 5.000%   12/01/20  $  1,206,736
   825    Westerville, OH Minerva Pk & Blendon Jt Twp
          Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
          (Prerefunded @ 9/15/03) (AMBAC Insd)........ 6.800    09/15/06       839,091
 2,180    Worthington, OH City Sch Dist Rfdg (FGIC
          Insd)....................................... 6.000    06/01/10     2,569,937
 2,050    Zanesville, OH City Sch Dist Sch Impt (MBIA
          Insd)....................................... 5.375    12/01/15     2,340,260
                                                                          ------------
                                                                            94,259,874
                                                                          ------------
          GUAM  5.6%
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.125    10/01/29     2,070,000
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34     2,100,860
                                                                          ------------
                                                                             4,170,860
                                                                          ------------
          PUERTO RICO  8.2%
 5,000    Puerto Rico Comwlth Pub Impt Rfdg (a)....... 3.000    07/01/06     5,003,150
 1,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).................... 6.375    07/01/24     1,081,040
                                                                          ------------
                                                                             6,084,190
                                                                          ------------
          U. S. VIRGIN ISLANDS  3.7%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A........................... 6.500    10/01/24     1,665,600
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A (ACA Insd)................ 6.125    10/01/29     1,076,230
                                                                          ------------
                                                                             2,741,830
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  144.0%
  (Cost $98,156,574)....................................................   107,256,754
                                                                          ------------
SHORT-TERM INVESTMENTS  7.5%
 1,280    Cuyahoga Cnty, OH Hosp Rev Adj Impt Univ
          Hosp Cleveland (Variable Rate Coupon) (d)... 1.100    01/01/16     1,280,000
 3,150    Ohio St Air Quality Dev Auth Adj Cincinnati
          Gas & Elec Ser B Rfdg (Variable Rate Coupon)
          (d)......................................... 1.300    09/01/30     3,150,000
 1,120    Ohio St Wtr Dev Auth Rev Dates Environmental
          Mead Co Ser B Rfdg (Variable Rate Coupon)
          (d)......................................... 1.280    11/01/15     1,120,000
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,550,000).....................................................     5,550,000
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL INVESTMENTS  151.5%
  (Cost $103,706,574)...................................................  $112,806,754
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.5%)...........................    (3,300,799)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (47.0%).............   (35,025,636)
                                                                          ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................  $ 74,480,319
                                                                          ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Security includes a put feature allowing the fund to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Fund based on the most recent reset date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $103,706,574).......................  $112,806,754
Cash........................................................        88,483
Receivables:
  Interest..................................................     1,485,629
  Investments Sold..........................................        15,000
Other.......................................................           201
                                                              ------------
    Total Assets............................................   114,396,067
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,646,371
  Investment Advisory Fee...................................        53,493
  Administrative Fee........................................         4,458
  Affiliates................................................         4,386
Trustees' Deferred Compensation and Retirement Plans........       148,550
Accrued Expenses............................................        32,854
                                                              ------------
    Total Liabilities.......................................     4,890,112
Preferred Shares (including accrued distributions)..........    35,025,636
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 74,480,319
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($74,480,319 divided by
  4,324,213 shares outstanding).............................  $      17.22
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,324,213 shares issued and
  outstanding)..............................................  $     43,242
Paid in Surplus.............................................    64,086,131
Net Unrealized Appreciation.................................     9,100,180
Accumulated Net Realized Gain...............................       926,211
Accumulated Undistributed Net Investment Income.............       324,555
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 74,480,319
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $109,480,319
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,678,865
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     320,884
Preferred Share Maintenance.................................      49,561
Administrative Fee..........................................      26,741
Trustees' Fees and Related Expenses.........................      22,214
Legal.......................................................       8,222
Custody.....................................................       4,248
Other.......................................................      66,256
                                                              ----------
    Total Expenses..........................................     498,126
    Less Credits Earned on Cash Balances....................       1,107
                                                              ----------
    Net Expenses............................................     497,019
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,181,846
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  933,583
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   7,486,536
  End of the Period.........................................   9,100,180
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,613,644
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,547,227
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (238,926)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $4,490,147
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                       APRIL 30, 2003    OCTOBER 31, 2002
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $ 2,181,846        $ 4,887,636
Net Realized Gain....................................       933,583          1,369,241
Net Unrealized Appreciation/Depreciation During the
  Period.............................................     1,613,644         (1,346,126)
Distributions to Preferred Shareholders:
  Net Investment Income..............................      (142,515)          (502,656)
  Net Realized Gain..................................       (96,411)               -0-
                                                        -----------        -----------
Change in Net Assets Applicable to Common Shares from
  Operations.........................................     4,490,147          4,408,095
Distributions to Common Shareholders:
  Net Investment Income..............................    (2,325,612)        (4,369,866)
  Net Realized Gain..................................      (837,256)               -0-
                                                        -----------        -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES.........................     1,327,279             38,229

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.......................................       296,925            429,779
                                                        -----------        -----------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES.............................................     1,624,204            468,008

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..............................    72,856,115         72,388,107
                                                        -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $324,555 and
  $610,836, respectively)............................   $74,480,319        $72,856,115
                                                        ===========        ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED                       YEAR ENDED OCTOBER 31,
                                         APRIL 30,    ---------------------------------------
                                            2003      2002 (a)    2001       2000      1999
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................  $ 16.92     $ 16.91    $ 16.23   $  15.98   $ 17.57
                                          -------     -------    -------   --------   -------
 Net Investment Income..................      .50        1.14       1.18       1.22      1.23
 Net Realized and Unrealized
   Gain/Loss............................      .58         .01        .84        .32     (1.51)
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income................     (.03)       (.12)      (.23)      (.34)     (.28)
   Net Realized Gain....................     (.02)        -0-       (.07)       -0-       -0-
                                          -------     -------    -------   --------   -------
Total from Investment Operations........     1.03        1.03       1.72       1.20      (.56)
Distributions Paid to Common
Shareholders:
   Net Investment Income................     (.54)      (1.02)      (.85)      (.95)    (1.01)
   Net Realized Gain....................     (.19)        -0-       (.19)       -0-      (.02)
                                          -------     -------    -------   --------   -------
NET ASSET VALUE, END OF THE PERIOD......  $ 17.22     $ 16.92    $ 16.91   $  16.23   $ 15.98
                                          =======     =======    =======   ========   =======
Common Share Market Price at End of the
 Period.................................  $ 18.62     $ 16.95    $ 16.25   $14.3125   $ 16.25
Total Return (b)........................   14.65%*     10.83%     21.46%     -6.25%    -9.60%
Net Assets Applicable to Common Shares
 at End of the Period (In millions).....  $  74.5     $  72.9    $  72.4   $   69.5   $  68.4
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares (c)........    1.38%       1.47%      1.68%      1.71%     1.75%
Ratio of Net Investment Income to
 Average Net Assets Applicable to Common
 Shares (c).............................    6.04%       6.83%      7.22%      7.67%     7.27%
Portfolio Turnover......................      21%*        26%        24%        36%       20%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
 Including Preferred Shares (c).........     .93%        .99%      1.12%      1.13%     1.18%
Ratio of Net Investment Income to
 Average Net Assets Applicable to Common
 Shares (d).............................    5.65%       6.13%      5.80%      5.55%     5.65%
SENIOR SECURITIES:
Total Preferred Shares Outstanding......    1,400       1,400      1,400      1,400     1,400
Asset Coverage Per Preferred Share
 (e)....................................  $78,219     $77,056    $76,706   $ 74,623   $73,827
Involuntary Liquidating Preference Per
 Preferred Share........................  $25,000     $25,000    $25,000   $ 25,000   $25,000
Average Market Value Per Preferred
 Share..................................  $25,000     $25,000    $25,000   $ 25,000   $25,000

 * Non-annualized
(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Ratios reflect the effect of dividend payments to preferred shareholders.
(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

    TWO MONTHS
       ENDED                           YEAR ENDED AUGUST 31,
    OCTOBER 31,   ---------------------------------------------------------------
       1998         1998       1997       1996       1995       1994       1993
---------------------------------------------------------------------------------
        17.57     $  17.23   $  16.55   $  16.60   $  16.24   $  17.45   $  15.99
     $
     --------     --------   --------   --------   --------   --------   --------
          .21         1.26       1.28       1.26       1.27       1.29       1.29
          .01          .41        .74        -0-        .40      (1.20)      1.44
         (.05)        (.29)      (.28)      (.30)      (.33)      (.21)      (.20)
          -0-         (.01)      (.01)       -0-        -0-       (.02)      (.02)
     --------     --------   --------   --------   --------   --------   --------
          .17         1.37       1.73        .96       1.34       (.14)      2.51
         (.17)       (1.01)     (1.01)     (1.01)      (.98)      (.98)      (.98)
          -0-         (.02)      (.04)       -0-        -0-       (.09)      (.07)
     --------     --------   --------   --------   --------   --------   --------
     $  17.57     $  17.57   $  17.23   $  16.55   $  16.60   $  16.24   $  17.45
     ========     ========   ========   ========   ========   ========   ========
      19.0625     $  18.50   $  17.00   $  16.50   $ 15.875   $  15.75   $  17.25
     $
        4.00%*      15.39%      9.55%     10.47%      7.34%     -2.54%     13.17%
         74.7     $   74.6   $   72.7   $   69.7   $   69.6   $   68.0   $   73.1
     $
                     1.75%      1.78%      1.80%      1.81%      1.82%      1.72%
        1.79%
                     7.26%      7.53%      7.55%      8.07%      7.62%      7.83%
        7.06%
           0%*          5%         7%         6%        24%         0%        18%
                     1.18%      1.19%      1.20%      1.19%      1.22%      1.14%
        1.22%
                     5.57%      5.89%      5.75%      6.00%      6.39%      6.61%
        5.44%
          700          700        700        700        700        700        700
     $156,723     $156,609   $153,874   $149,510   $149,421   $147,154   $154,369
       50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had $4,646,371 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

(Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2003, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $103,630,383
                                                                ============
Gross tax unrealized appreciation...........................    $  9,176,371
Gross tax unrealized depreciation...........................             -0-
                                                                ------------
Net tax unrealized appreciation on investments..............    $  9,176,371
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2002 was as follows:

Distributions paid from:
  Ordinary income...........................................    $1,572
  Long-term capital gain....................................       -0-
                                                                ------
                                                                $1,572
                                                                ======

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 15,066
Undistributed long-term capital gain........................     933,311

F. EXPENSE REDUCTIONS During the six months ended April 30, 2003, the Trust's custody fee was reduced by $1,107 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

(Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $2,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $13,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2003 and October 31, 2002, paid in surplus related to common shares aggregated $64,086,131 and $63,789,380, respectively.

NOTES TO
FINANCIAL STATEMENTS

(Unaudited)

    Transactions in common shares were as follows:

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    APRIL 30, 2003     OCTOBER 31, 2002
Beginning Shares.................................     4,306,817           4,281,125
Shares Issued Through Dividend Reinvestment......        17,396              25,692
                                                      ---------           ---------
Ending Shares....................................     4,324,213           4,306,817
                                                      =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,165,238 and $22,823,724, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the six months ended April 30, 2003, the Trust did not enter into any of these transactions.

6. PREFERRED SHARES

The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2003 was 0.990%. During the six months ended April 30, 2003, the rates ranged from 0.970% to 2.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VOQ SAR 6/03                                                   Member NASD/SIPC.
                                                                11219F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Ohio Quality Municipal Trust
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By: /s/ Ronald E. Robison
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Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003